UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2011
EMERSON RADIO CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-07731	22-3285224

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Oxford Drive, Moonachie, New Jersey	07074

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 884-5800
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Adrian Ma, age 66, resigned from his position as Chief Executive Officer of Emerson Radio Corp. (“the Company”) effective August 8, 2011, as well as all other positions held with the Company and any of its subsidiaries, effective the same date. Mr. Ma also resigned from the Company’s Board of Directors effective August 8, 2011. Following his resignation, Mr. Ma will continue to serve Emerson Radio in a consulting capacity.
Item 8.01. Other Events.
On August 11, 2011, the Company issued a press release announcing the events described in Item 5.02. A copy of the press release is attached hereto as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1 —	Press release, dated August 11, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON RADIO CORP.
By:	/s/ Andrew Davis
Andrew Davis
Chief Financial Officer
Dated: August 11, 2011